Revenue	3 Months Ended
Mar. 31, 2026
Revenue from Contract with Customer [Abstract]
Revenue

3. Revenue

The Company recognized $743,000 of revenue for the three months ended March 31, 2026 and $0 of revenue for the three months ended March 31, 2025, respectively. Revenue relates to product revenues from sales of fire safety equipment and services within the newly acquired Malaysian based subsidiary, Fitters Sdn. Bhd.